1992 STOCK APPRECIATION RIGHTS PLAN

                                       OF

                                   ACTV, INC.


                  1.       Purpose.

                  The purpose of this 1992 Stock Appreciation Rights Plan (the "Plan") of ACTV, Inc., a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from participation in stock appreciation by selected (a) employees of the Company or its subsidiaries, affiliates, licensees or joint venture partners, (b) Directors or officers or
(c) consultants ("Participants") as the Board of Directors of the Company, or a committee thereof constituted for the purpose, may from time to time determine. This Plan will provide a means whereby such employees, Directors and consultants may acquire the right to participate in the appreciation of the Common Stock of the Company pursuant to "stock appreciation rights."

                  2.       Administration.

                  2.1 This Plan shall be administrated by the Board of Directors of the Company (the "Board of Directors") or by one or more committees of the Board of Directors each consisting of two or more Directors of the Company to whom administration of this Plan has been duly delegated (the "Committee"); provided, however, that with respect to the participation of Directors of the Company, this Plan shall be administered by a Committee all of whose members are "disinterested persons" as that term is defined in Rule 16b-3(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any action of the Board of Directors or the Committee with respect to administration of this Plan shall be taken by a majority vote or written consent of its members.

                  2.2 Subject to the provisions of this Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret this Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, (iv) to determine the individuals to whom and the time or times at which stock appreciation rights shall be granted, the number of shares to be subject to stock appreciation rights, the Initial Value (as hereinafter defined) of a stock appreciation right (subject to the limitations set forth in Section 6 hereof), the number of installments, if any, in which each stock appreciation right may be exercised, the commencement of the period during which each stock appreciation right may be exercised and the duration of

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each stock appreciation right, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of this Plan, and (vi) to make all other determinations necessary or advisable for the administration of this Plan. The Initial Value shall be the value as of the date of grant of the stock appreciation rights, which value shall be no less than the fair market value of a share of Common Stock determined as set forth in Paragraph 7. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants in this Plan and their legal representatives and beneficiaries.

                  3.       Shares Subject to this Plan.

                  Subject to adjustment as provided in Paragraph 14 hereof, the aggregate number of stock appreciation rights that may be granted under this Plan shall not exceed 900,000. If any stock appreciation rights granted under this Plan should expire or terminate for any reason without having been exercised in full, the unexercised stock appreciation rights shall again be available to be granted under this Plan.

                  4.       Eligibility and Participation.

                  4.1 All employees, officers, Directors, consultants of the Company or any subsidiary corporation (as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) or the Company's affiliates, licensees or joint venture partners shall be eligible to receive stock appreciation rights.

                  4.2 All stock appreciation rights granted under this Plan shall be granted within ten years from March 13, 1992.

                  5.       Duration of Stock Appreciation Rights.

                  Each stock appreciation right and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event earlier than five years or later than ten years from the date on which the stock appreciation right is granted, and shall be subject to earlier termination as provided herein.

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                  6.       Terms and Conditions of Stock Appreciation Rights.

                  All stock appreciation rights shall be evidenced by a Certificate of Grant (sometimes referred to herein as the "Certificate") in such form as the Board of Directors or the Committee shall from time to time approve. A grant of stock appreciation rights shall be subject to the following terms and conditions:

                  6.1 Each stock appreciation right shall entitle a Participant to an amount equal to the excess of the Exercise Value of one share of Common Stock over the Initial Value of one share of Common Stock (the "Appreciation"). The Initial Value of each stock appreciation right shall be specified in the Certificate of Grant. The Exercise Value of each stock appreciation right shall be the fair market value of a share of Common Stock on the date the stock appreciation right is exercised, determined as set forth in Paragraph 7. The total Appreciation available to a Participant from the exercise of any stock appreciation right shall be equal to the number of stock appreciation rights exercised, multiplied by the Appreciation per stock appreciation right. Participants acknowledge that a stock appreciation right is a method of incentive compensation for key employees, Directors and consultants and does not constitute an offering or sale of Common Stock to anyone.

                  6.2 The Appreciation available to a Participant upon exercise of the Participant's stock appreciation rights shall be payable in cash or Common Stock as determined by the Board of Directors or the Committee. If payment is made in Common Stock of the Company, then the fair market value of the Common Stock for purposes of calculating the number of shares of Common Stock that shall be issued to pay the Appreciation shall be based upon the fair market value of the Common Stock as determined in Paragraph 7 on the date of exercise of the stock appreciation rights. If the total Appreciation is paid in Common Stock, the total Appreciation will be reduced to the largest amount divisible by the fair market value of one share of Common Stock. Appreciation shall be paid as compensation and without interest by the Company as specified in the Certificate of Grant.

                  6.3 A maximum of 900,000 stock appreciation rights may be granted. Such stock appreciation rights shall have an Initial Value of no less than the fair market value of a share of Common Stock as determined in Paragraph 7 as of the date of grant of the stock appreciation rights.

                  6.4 No stock appreciation right granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each stock appreciation right shall be exercisable in such

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installments during the period prior to its expiration date as the Board of
Directors or the Committee shall determine; provided, however, that, unless otherwise determined by the Board of Directors or the Committee, if a Participant shall not in any given installment period exercise all of the stock appreciation rights which the Participant is entitled to exercise in such installment period, then the Participant's right to exercise any stock appreciation rights not exercised in such installment period shall continue until the expiration date or sooner termination of the Participant's stock appreciation rights.

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                  7.       Fair Market Value of Common Stock

                           The fair market value of a share of Common Stock
of the Company for purposes of this Plan shall be the closing price or last trade price of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function) or, if such shares are then traded on a principal stock exchange, by reference to the closing price of a share on the principal stock exchange on which such shares are traded, in each case as reported by The Wall Street Journal for the business day immediately preceding the date on which the fair market value is determined (or, if for any reason no such price is available, in such other manner as the Board of Directors or the Committee may deem appropriate to reflect the then fair market value thereof).

                  8.       Exercise of a SAR.

                           A stock appreciation right may be exercised by the
Participants commencing six months after the date of grant, but in no event earlier than May 1, 1994, by written notice to the Company specifying the extent to which such stock appreciation right is to be exercised.

                  9.  Withholding Tax.

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                      Upon the exercise of a stock appreciation right,
the Company shall have the right to require an employee Participant, and such employee Participant by accepting the stock appreciation rights granted under this Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. In the event the Appreciation is paid with Common Stock, then such employee Participant or other Participant may elect to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Paragraph 7 hereof equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the stock appreciation rights or other shares. Such election may not be made by those persons subject to the provisions of Section 16(b) of the Exchange Act within six months of the date of grant of a stock appreciation right, except that this limitation will not apply in the event of death or disability occurring prior to the expiration of the six month period. The election, by those persons subject to Section 16(B) of the Exchange Act, must be made either
(i) not later than six months less one day prior to the date as of which the amount of tax to be withheld is determined (the "Tax Date"), or (ii) in the ten-day window period provided in Rule 16b-3(e) of the General
Rules and Regulations under the Exchange Act, but in no event later than the Tax Date.

                  10.      Non-Transferability.

                       A stock appreciation right granted under this Plan shall, by its terms, be non-transferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in a stock appreciation right, the holder, or the holder's permitted successors in interest, may exercise the stock appreciation rights on behalf of the spouse of the holder or such spouse's successors in interest.

                  11.      Holding of Stock After Exercise of Right.

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                       At the discretion of the Board of Directors or the
Committee, any stock appreciation right may provide that the Participant, by accepting such stock appreciation rights, represents and agrees, for the Participant and the Participant's permitted transferees that none of the shares acquired upon exercise of a stock appreciation right will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act by such person.

                  12.  Registration Rights.

                  12.1     Piggyback Registration.

                           If, at any time after the date hereof, the Company
should propose to file a registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act (other than in connection with a merger or pursuant to Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Participants. If any Participant notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any of the shares of Common Stock in such proposed registration statement, the Company shall afford such Participant the opportunity to have any of the shares of Common Stock issued pursuant to this Plan registered pursuant to such registration statement. Notwithstanding the provisions of this Paragraph 12.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Paragraph 12.1 (irrespective of whether a written request for inclusion of all or a portion of the shares of Common Stock shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but not prior to the effective date thereof.

                           If an underwriter objects in writing to the
exercise of the above piggyback rights by the Participants and all other shareholders of the Company seeking to exercise their respective piggyback rights, on the basis that such inclusion will adversely affect the underwriter's ability to market the securities included in the registration statement, such objection would preclude inclusion of shares of Common Stock by the Participants and all other shareholders of the Company and at the option of the Participants, the Company will register all or part of such shares of Common Stock in its next registration statement or the Participants shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with

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the SEC, a registration or offering statement on Form S-1 and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Participants, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of all or a portion of the shares of Common Stock by the Participants. The Participants may not provide such written notice until ninety (90) days from the effective date of the registration statement for which the underwriter objected to the inclusion of all or part of the Participants' shares of Common Stock issued pursuant to this Plan. The Company will provide the Participants a copy of the written objection received from the underwriter with respect to the exercise of the Participants' piggyback rights.

                  12.2     Demand Registration.

                           In the event that Participants receive Common
Stock upon exercise of the Participants' stock appreciation rights pursuant to Paragraph 12.1, such Participants shall have the right, subject to the conditions se forth herein, to have the Company prepare and file with the SEC, on one occasion after March 13, 1995, a registration or offering statement on Form S-1 and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Participants in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of all of the shares of Common Stock by the Participants.

                                    If the Company shall receive at any time or
times a written request from one or more Participants requesting that the Company file a registration statement under the Securities Act covering the registration of an aggregate of a minimum of 75,000 shares of Common Stock owned by such Participants and issued pursuant to this Plan, then the Company shall, within 20 days of the receipt thereof, give written notice of such request to all Participants and shall use its diligent best efforts to effect as soon as practicable the registration under the Securities Act of all shares of Common Stock which the Participants request to be registered within 20 days of the receipt of such notice by the Company.

                           12.3  Covenants with Respect to Registration

                           In connection with any registration hereunder, the
Company and the Participants shall covenant and agree as follows:

                                    (a)  The Company shall pay all costs
(excluding fees and expenses of Participants' counsel and any underwriting or selling fees, expenses or commissions), fees and expenses in connection with all registration statements filed pursuant to Paragraph 12.1 and 12.2 hereof including, without limitation, all registration fees, filing and NASD fees, the Company's legal and accounting fees, printing expenses, blue sky

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fees and expenses.

                                    (b)  The Company will endeavor in good faith
in cooperation with the Participants to register the shares of Common Stock included in a registration statement hereunder for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Participants, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                                    (c)  The Company shall use its best efforts
to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts, including the filing with the SEC of any necessary amendments or supplements to the registration statement to have any registration statements declared and remain effective at the earliest possible time and to cooperate in the sale of the shares so registered, and shall furnish the Participants such number of prospectuses as shall reasonably be requested. Prior to filing any registration statement described herein, the Company will furnish to the Participants and their counsel the registration statements and amendments and supplements thereto, and any prospectus forming a part thereof, which documents shall be subject to the review and comment of each Participant and its counsel to the extent such documents relate to the Participants.

                                    (d)  The Company shall indemnify the
Participants against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever and including reasonable fees and expenses of Participants' counsel) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement.

                                    (e)  The Participants shall indemnify the
Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever including reasonable fees and expenses of Company's counsel) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of the Participants, for specific inclusion in such registration statement.

                                    (f) The Participants shall give the Company
prompt notice of any such liability, claim or lawsuit which the Participants contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the

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right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right, subject to the consent of the Participants, which consent shall not be unreasonably withheld, to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                                    The Company shall give to the Participants
prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of the Participants' indemnification and the Participants thereupon shall be granted the right to a take any and all necessary and proper action, at their sole cost and expense, with respect to such liability, claim and lawsuit, including the right, subject to the consent of the Company, which consent shall not be unreasonably withheld, to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                                    In order to provide for just and equitable
contribution under the Securities Act in any case in which (i) any person entitled to indemnification under this Paragraph 12.3 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 12.3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person in circumstances for which indemnification is provided under this Paragraph 12.3, then, and in each such case, the Company and the Participants shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the registration statement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, however, that notwithstanding the above, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    Within fifteen (15) days after receipt of
written notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the

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commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen
(15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The indemnification provisions contained in this Paragraph 12.3 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

                                    The indemnification payments required by
this Paragraph 12.3 shall be made by periodic payments on the amount thereof during the course of the investigation or defense, as and when the invoices therefor are received, or expense, loss, damage or liability incurred.

                                    (g)  The Company shall furnish to the
Participants a signed counterpart, addressed to the Participants of (i) an opinion of counsel to the Company, dated the effective date of a registration statement filed pursuant to this Section 12 and (ii) a "cold comfort" letter dated the effective date of such registration statement signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also furnish to the Participants copies of all written comments received from the SEC with respect to such registration statement and all written responses of the Company thereto.

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                  13.  Termination of Employment.

                  13.1 If a holder of a stock appreciation right ceases to be employed by the Company or one of its subsidiary corporations or affiliates (as defined in Section 425(f) of the Code) or ceases to be a director or consultant for any reason other than the holder's death or permanent disability (within the meaning of Section 105(d)(4) of the Code), any of the holder's stock appreciation rights that have not vested shall immediately become void and of no further force or effect; provided, however, that if such cessation of employment shall be due to the holder's voluntary resignation with the consent of the Board of Directors of the Company or the Committee, expressed in the form of a written resolution, or shall be due to the holder's retirement under the provisions of any pension or retirement plan of the Company or such subsidiary, such stock appreciation rights may be exercised to the extent exercisable on the date of such cessation of employment.

                  13.2 A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Paragraph 13, but no stock appreciation rights may be exercised during any such leave of absence, except during the first three months thereof. Termination of employment or other relationship with the Company or one of its subsidiary corporations or affiliates that qualifies the employee as a Participant, by the holder of a stock appreciation right, will have the effect specified in the Certificate of Grant as determined by the Board of Directors or the Committee.

                  13.3. If a Participant shall die while he is an employee, consultant or Director within three (3) months after the termination without Cause of his employment or consulting arrangement or term as Director, any outstanding stock appreciation right may be exercised to the extent exercisable on the date of death, by the person(s) entitled to do so under the Participant's will or, if the Participant shall have failed to make testamentary disposition of such Participant's stock appreciation right or shall have died intestate, by the Participant's legal representative(s), in either case at any time prior to the expiration date of the Participant's stock appreciation right or within one
(1) year of the date of the Participant's death, whichever shall be the shorter period, provided that Participants shall have been an employee or consultant for a continuous period of at least six (6) months from the date of grant of the Participant's stock appreciation rights.

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                  14.  Vesting.

                       The holder's stock appreciation rights shall be deemed to have vested as follows: one-fifth (20%) of the stock appreciation rights granted to a Participant shall vest at the end of each twelve month period following the grant of the stock appreciation rights.

                  15.  Permanent Disability of Stock
                           Appreciation Right Holder.

                       The permanent disability of a holder of a stock appreciation right will have the effect specified in the individual Certificate of Grant as determined by the Board of Directors or the Committee.

                  16.      Privileges of Stock Ownership.
                       No person entitled to exercise any stock appreciation right granted under this Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such stock appreciation right until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any stock appreciation right unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange or automated quotation system on which the Common Stock is then listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

                  17.      Adjustments.

                  17.1 If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of stock appreciation rights which may be granted under this Plan. A corresponding adjustment changing the number or kind of stock appreciation rights allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding stock appreciation rights shall be made without change in the aggregate Initial Value applicable to the unexercised portion of the stock appreciation rights but with a corresponding adjustment in the Initial Value for each share of Common Stock covered by the stock appreciation right.

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                  17.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the property or more than eighty percent of the then outstanding stock of the Company to another corporation, this Plan shall terminate, and any stock appreciation rights theretofore granted hereunder shall terminate.

                  17.3 Notwithstanding the foregoing, the Board of Directors or the Committee may provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations): (i) for the stock appreciation rights theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the stock appreciation rights theretofore granted or the substitution by such corporation for such stock appreciation rights of new stock appreciation rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (iii) for the continuance of this Plan by such successor corporation in which event the Plan and the stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided.

                  17.4 Adjustments under this Paragraph 17 shall be made by the Board of Directors or the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

                  18.    Amendment and Termination of Plan.

                  18.1. The Board of Directors or the Committee may at any time suspend or terminate this Plan. The Board of Directors or the Committee may also at any time amend or revise the terms of this Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, (i) increase the maximum number of stock appreciation rights, granted under this Plan, except as permitted under the provisions of Paragraph 17 hereof, (ii) change the Initial Value set forth in Paragraph 6 hereof, (iii) increase the maximum term of stock appreciation rights provided for in Paragraph 5 hereof, or (iv) change the designation of persons eligible to receive stock appreciation rights as provided in Paragraph 4 hereof.

                  18.2 No amendment, suspension or termination of this Plan shall, without the consent of the holder, alter or impair any rights or obligations under any stock appreciation right theretofore granted under this Plan.

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                  19.      Effective Date of Plan

                           This plan shall be deemed effective on March 13,
1992.